                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: 18-Dec-02

                        CIT Equipment Collateral 2002-VT1

A Delaware                       Commission File                I.R.S. Employer
Corporation                      No. 0001172747                 No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

Item 5. Other

                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report

                                                                             Determination Date:      12/18/02
                                                                              Collection Period:      11/30/02
                                                                                   Payment Date:      12/20/02
I. AVAILABLE FUNDS

     A. Available Pledged Revenues

          a. Scheduled Payments Received                                                        $28,656,184.87
          b. Liquidation Proceeds Allocated to Owner Trust                                          962,962.23
          c. Required Payoff Amounts of Prepaid Contracts                                           771,090.31
          d. Required Payoff Amounts of Purchased Contracts                                               0.00
          e. Proceeds of Clean-up Call                                                                    0.00
          f. Investment Earnings on Collection Account and Note Distribution Account                      0.00

                     Total Available Pledged Revenues =                                         $30,390,237.41

     B. Determination of Available Funds

          a. Total Available Pledged Revenues                                                   $30,390,237.41
          b. Servicer Advances                                                                    4,709,080.66
          c. Recoveries of prior Servicer Advances                                               (2,792,218.69)
          d. Withdrawal from Cash Collateral Account                                                573,772.24
                                                                                                --------------
                     Total Available Funds =                                                    $32,880,871.62

II. DISTRIBUTION AMOUNTS

     A. COLLECTION ACCOUNT DISTRIBUTIONS
          1. Servicing Fee                                                                             505,409.32

          2. Class A-1 Note Interest Distribution                                    77,546.44
             Class A-1 Note Principal Distribution                               27,750,583.15
                    Aggregate Class A-1 distribution                                                27,828,129.59

          3. Class A-2 Note Interest Distribution                                   669,416.67
             Class A-2 Note Principal Distribution                                        0.00
                    Aggregate Class A-2 distribution                                                   669,416.67

          4. Class A-3 Note Interest Distribution                                 1,071,308.33
             Class A-3 Note Principal Distribution                                        0.00
                    Aggregate Class A-3 distribution                                                 1,071,308.33

          5. Class A-4 Note Interest Distribution                                   414,657.08
             Class A-4 Note Principal Distribution                                        0.00
                    Aggregate Class A-4 distribution                                                   414,657.08

          6. Deposit to the Class A Principal Account                                     0.00

          7. Class B Note Interest Distribution                                      73,570.75
             Class B Note Principal Distribution                                    822,793.57
                    Aggregate Class B distribution                                                     896,364.32

          8. Class C Note Interest Distribution                                      44,880.35
             Class C Note Principal Distribution                                    448,796.49
                    Aggregate Class C distribution                                                     493,676.84

          9. Class D Note Interest Distribution                                     104,316.48
             Class D Note Principal Distribution                                    897,592.99
                    Aggregate Class D distribution                                                   1,001,909.47

          10. Deposit to the Cash Collateral Account                                                         0.00

          11. Amounts in accordance with the CCA Loan Agreement                                              0.00

          12. Remainder to the holder of the equity certificate                                              0.00


                                                    Collection Account Distributions =              32,880,871.62
                                                                                                    =============

     B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

          1. Payment due on the Senior Loan                                                          2,121,788.20

          2. Payment due on the Holdback                                                                     0.00

          3. Payment to the Depositor                                                                        0.00
                                                                                                    -------------
                                                    Cash Collateral Account Distributions =          2,121,788.20
                                                                                                    =============
     C. INCORRECT DEPOSITS TO BE RETURNED TO CIT    Collection Account Distributions =                       0.00
                                                                                                    -------------

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

       -------------------------------------------------------------------------------------------------------------
                      Distribution                   Class A-1        Class A-2        Class A-3          Class A-4
                         Amounts                       Notes            Notes            Notes              Notes
       -------------------------------------------------------------------------------------------------------------
         1            Interest Due                    77,546.44      669,416.67      1,071,308.33         414,657.08
         2            Interest Paid                   77,546.44      669,416.67      1,071,308.33         414,657.08
         3         Interest Shortfall                      0.00            0.00              0.00               0.00
                     ((1) minus (2))
         4           Principal Paid               27,750,583.15            0.00              0.00               0.00
         5      Total Distribution Amount         27,828,129.59            0.00        414,657.08               0.00
                     ((2) plus (4))

       -------------------------------------------------------------------------------------------------------------
                      Distribution                     Class B         Class C         Class D         Total Offered
                         Amounts                        Notes           Notes            Notes              Notes
       -------------------------------------------------------------------------------------------------------------
         1            Interest Due                    73,570.75       44,880.35        104,316.48       2,455,696.10
         2            Interest Paid                   73,570.75       44,880.35        104,316.48       2,455,696.10
         3         Interest Shortfall                      0.00            0.00              0.00               0.00
                     ((1) minus (2))
         4           Principal Paid                  822,793.57      448,796.49        897,592.99      29,919,766.20
         5      Total Distribution Amount            896,364.32      493,676.84      1,001,909.47      30,634,737.30
                     ((2) plus (4))

IV. Information Regarding the Securities

     A Summary of Balance Information

       ---------------------------------------------------------------------------------------------------------
                                  Applicable   Principal Balance   Class Factor Principal Balance   Class Factor
                  Class             Coupon          Dec-02            Dec-02         Nov-02            Nov-02
                                     Rate        Payment Date      Payment Date   Payment Date      Payment Date
       ---------------------------------------------------------------------------------------------------------
         a   Class A-1 Notes        1.9600%      19,726,831.85        0.06838     47,477,415.01        0.16457
         b   Class A-2 Notes        2.9000%     277,000,000.00        1.00000    277,000,000.00        1.00000
         c   Class A-3 Notes        4.0300%     319,000,000.00        1.00000    319,000,000.00        1.00000
         d   Class A-4 Notes        4.6700%     106,550,000.00        1.00000    106,550,000.00        1.00000
         e    Class B Notes         3.9700%      21,415,216.04        0.72965     22,238,009.61        0.75768
         f    Class C Notes         4.4400%      11,681,026.93        0.73006     12,129,823.42        0.75811
         g    Class D Notes         5.1600%      23,362,053.86        0.72786     24,259,646.85        0.75582
         h              Total Offered Notes     778,735,128.68                   808,654,894.88
         i           One - Month Libor Rate           1.38813%

     B Other Information

       -------------------------------------------------------------
                           Scheduled                   Scheduled
                       Principal Balance           Principal Balance
         Class              Dec-02                       Nov-02
                         Payment Date                 Payment Date
       -------------------------------------------------------------
    Class A-1 Notes      30,370,043.00                 60,120,594.00

       ---------------------------------------------------------------------------------------------------------------
                                               Target                     Class            Target            Class
                             Class         Principal Amount               Floor        Principal Amount      Floor
          Class           Percentage           Dec-02                     Dec-02            Nov-02           Nov-02
                                            Payment Date               Payment Date      Payment Date     Payment Date
       ---------------------------------------------------------------------------------------------------------------
         Class A            92.75%         722,276,831.85                               750,027,415.01
         Class B             2.75%          21,415,216.04                   0.00         22,238,009.61         0.00
         Class C             1.50%          11,681,026.93                   0.00         12,129,823.42         0.00
         Class D             3.00%          23,362,053.86                   0.00         24,259,646.85         0.00

V. PRINCIPAL

     A. MONTHLY PRINCIPAL AMOUNT
          1. Principal Balance of Notes and Equity Certificates                                   808,654,894.88
             (End of Prior Collection Period)
          2. Contract Pool Principal Balance (End of Collection Period)                           778,735,128.68
                                                                                                  --------------
                    Total monthly principal amount                                                 29,919,766.20

     B. PRINCIPAL BREAKDOWN                                                No. of Accounts
                                                                           ---------------

          1. Scheduled Principal                                                71,181             27,397,688.70
          2. Prepaid Contracts                                                     109                771,090.31
          3. Defaulted Contracts                                                   229              1,750,987.19
          4. Contracts purchased by CIT Financial USA, Inc.                          0                      0.00
                                                                                --------------------------------
             Total Principal Breakdown                                          71,519             29,919,766.20

VI. CONTRACT POOL DATA

     A. CONTRACT POOL CHARACTERISTICS

                                                             -------------------------------------------------------------
                                                                     Original                Dec-02             Nov-02
                                                                       Pool               Payment Date       Payment Date
                                                             -------------------------------------------------------------
          1. a. Contract Pool Balance                            1,068,496,994.00        778,735,128.68     808,654,894.88
             b. No of Contracts                                            73,864                71,519             71,857
             c. Pool Factor

          2. Weighted Average Remaining Term                                38.00                  31.9               32.6

          3. Weighted Average Original Term                                  44.1

     B. DELINQUENCY INFORMATION

                                          ----------------------------------------------------------------
                                               % of   % of Aggregate
                                                      Required Payoff       No. of      Aggregate Required
                                            Contracts     Amount           Accounts       Payoff Amounts
                                          ----------------------------------------------------------------
          1. Current                          94.69%      95.61%            67,723        753,584,632.90
             31-60 days                        2.96%       2.85%             2,114         22,428,573.90
             61-90 days                        1.10%       0.69%               784          5,463,134.31
             91-120 days                       0.58%       0.39%               412          3,106,996.52
             120+ days                         0.68%       0.45%               486          3,574,424.72

                    Total Delinquency        100.0%      100.0%             71,519        788,157,762.35

          2. Delinquent Scheduled Payments:
             Beginning of Collection Period                           7,505,771.70
             End of Collection Period                                 9,422,633.67
                                                                      ------------
                    Change in Delinquent Scheduled Payments           1,916,861.97

     C. DEFAULTED CONTRACT INFORMATION

          1. Required Payoff Amount on Defaulted Contracts            1,750,987.19
          2. Liquidation Proceeds received                              962,962.23
                                                                      ------------
          3. Current Liquidation Loss Amount                            788,024.96
          4. Cumulative Liquidation Losses to date                    5,109,315.62

                                   % of Initial Contracts                   1.615%

                       % of Initial Contract Pool Balance                   0.478%

VII. MISCELLANEOUS INFORMATION

     A. SERVICER ADVANCE BALANCE
          1. Opening Servicer Advance Balance                          7,505,771.70
          2. Current Period Servicer Advance                           4,709,080.66
          3. Recoveries of prior Servicer Advances                    -2,792,218.69
                                                                      -------------
          4. Ending Servicer Advance Balance                           9,422,633.67

     B. CASH COLLATERAL ACCOUNT

          1. Applicable Rates for the Interest Period:
               a. Libor Rate for the Interest Period                                              1.3881%
               b. Senior Loan Interest Rate                                                       4.8881%
               c. Holdback Amount Interest Rate                                                   7.3881%

          2. Opening Cash Collateral Account                                                                    70,757,303.30

          3. Deposit from the Collection Account                                                                         0.00

          4. Withdrawals from the Cash Collateral Account                                                         (573,772.24)

          5. Investment Earnings                                                                                    77,580.90

          6. Investment Earnings Distributions:
               a. Senior Loan Interest                                                                             -77,580.90
               b. Senior Loan Principal                                                                                  0.00
               c. Holdback Amount Interest                                                                               0.00
               d. Holdback Amount Principal                                                                              0.00
                                                                                                                -------------
                         Total Investment Earnings distributions                                                   -77,580.90

          7. Remaining available amount                                                                                  0.00

          8. Required Cash Collateral Account Amount                                                            68,139,323.76

          9. Cash Collateral Account Surplus/ (Shortfall)                                                                0.00

          10. Distribution of CCA Surplus:
               a. Senior Loan Principal                                                                         -2,044,207.30
               b. Holdback Amount Principal                                                                              0.00
                                                                                                                -------------
                         Total Distribution of Surplus                                                          -2,044,207.30

          11. Ending Cash Collateral Account                                                                    68,139,323.76

          12. Cash Collateral Account deficiency                                                                         0.00

     C. OTHER RELATED INFORMATION

          1. Discount Rate                                                                        4.6150%

          2. Life to Date Prepayment (CPR)                                                           6.6%

          3. Life to Date Substitutions:

               a. Prepayments                                                  0.00

               b. Defaults                                                     0.00

               --------------------------------------------------------------------
                                            Dec-02                       Nov-02
                     Item                Payment Date                 Payment Date
               --------------------------------------------------------------------
               a. Senior Loan            12,075,580.60                14,119,787.90
               b. Holdback Amount        58,767,335.00                58,767,335.00

  NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and
   Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
  9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 12/20/02

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.
                               Capita Corporation

                                  Glenn Votek
                                   Glenn Votek
                    Executive Vice President, and Treasurer